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                                                                EXHIBIT 10.36(b)

                              ASSUMPTION AGREEMENT

     THIS ASSUMPTION AGREEMENT, made as of the 25th day of May, 1999, by and among Charter Communications Holdings, LLC, a Delaware limited liability company ("CC Holdings") and Charter Communications Holding Company, LLC, a Delaware limited liability company ("Charter Holdco").

                                    RECITALS

     WHEREAS, CC Holdings has adopted the Charter Communications Holdings, LLC 1999 Option Plan ("the Plan"), a plan granting options of membership interests representing an aggregate of 10% of the equity value of CC Holdings; and

     WHEREAS, Charter Holdco desires to assume all of CC Holdings' obligations under the Plan; and

     WHEREAS, the Manager and Member of Charter Holdco has determined that the assumption of the Plan is in the best interests of Charter Holdco.

     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Charter Holdco hereby fully and completely assumes and agrees to pay, perform and discharge when due, all the obligations of CC Holdings under the Plan, and CC Holdings is fully and completely released by Charter Holdco with respect to CC Holdings' obligations under the Plan.

     2. All references in the Plan to CC Holdings shall become references to Charter Holdco, and options which have been issued or will be issued under the Plan shall be options for membership interests in Charter Holdco.

     3. This Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

     4. This Assumption Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     5. This Assumption Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of such separate counterparts shall together constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and
Assumption Agreement to be executed by their duly authorized officers as of the date first above written.

                                            CHARTER COMMUNICATIONS HOLDINGS, LLC


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            CHARTER COMMUNICATIONS HOLDING
                                            COMPANY, LLC


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                       2.

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     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and
Assumption Agreement to be executed by their duly authorized officers as of the date first above written.

                                            CHARTER COMMUNICATIONS HOLDINGS, LLC


                                            By: /s/ Marcy Lifton
                                               ---------------------------------
                                               Name:
                                               Title:


                                            CHARTER COMMUNICATIONS HOLDING
                                            COMPANY, LLC


                                            By: /s/ Marcy Lifton
                                               ---------------------------------
                                               Name:
                                               Title:


                                       2.